UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2023

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

__________

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Stock Purchase Agreement

On April 14, 2023, Body and Mind Inc.’s (the “Company”) wholly owned subsidiary, DEP Nevada, Inc. (“DEP”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Big Bhang Events, LLC (“Big Bhang”) and NMG MI 1, Inc. (“NMG MI”), whereby DEP has agreed to sell all of the issued and outstanding common stock of NMG MI (the “Acquired Shares”), which are owned by DEP to Big Bhang, which is a prequalified applicant approved to hold a Recreational Adult Use License under the Michigan Regulation and Taxation of Marijuana Act (the “MRTMA”), in exchange for a purchase price of $1.00 (the “Purchase Price”), and subject to adjustment for any federal, state or local taxes due and owning by NMG MI or DEP, which shall be prorated and addressed in the same manner and timing as set forth in Section 2.02 of the Stock Purchase Agreement dealing with the working capital adjustment. In determining the Purchase Price, the parties have assumed that as of the date the Cannabis Regulatory Authority (the “CRA”) for the State of Michigan approves the Stock Purchase Agreement (the “Commencement Date”), NMG MI will have on hand working capital in an amount equal to Zero Dollars ($0.00) of working capital (the “Target Working Capital”). Pursuant to the Stock Purchase Agreement, the parties have agreed upon the following procedure to decrease or increase the Purchase Price (the “Working Capital Adjustment”) in the event NMG MI’s actual working capital as of the Commencement Date (the “Actual Working Capital”) varies from the Target Working Capital. “Working Capital” shall be calculated from the input values at the end of the business day on the date prior to the Commencement Date, as the value of all liquid assets (including cash, accounts receivable, pre-paid license fees, pre-paid insurance premiums, and pre-paid taxes (sales and income)) minus the value of all liquid liabilities (including accounts payable, taxes due (sales and income)). If the final determination is that the Actual Working Capital is less than the Target Working Capital (the actual amount, the “Shortfall Amount”), then DEP shall pay such Shortfall Amount to Big Bhang. If the final determination is that the Actual Working Capital is equal to or exceeds the Target Working Capital (the actual amount, the “Excess Amount”), then Big Bhang shall pay the Excess Amount to DEP. Section 2.02 of the Stock Purchase Agreement sets out in greater detail the Working Capital Adjustment.

The closing of the Stock Purchase Agreement shall take place no later than two (2) business days after the last of the conditions to closing set forth in Article VI of the Stock Purchase Agreement have been satisfied or waived (other than conditions which, by their nature are to be satisfied on the closing date), or in such other manner or at such other time or date as the parties mutually agree upon in writing, which includes among other things, CRA approval of the transaction, CRA approval of the management services agreement (discussed below) and CRA approval of the license amendment evidencing Big Bhang as the sole owner of NMG MI.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by the Stock Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

- 2 -

Management Services Agreement

Concurrently and in conjunction with entering into the Stock Purchase Agreement, NMG MI and Big Bhang entered into a management services agreement (the “Management Services Agreement”), which grants Big Bhang the right to provide management and administrative services to NMG MI pursuant to the terms of the Management Services Agreement. As soon as practicable following the execution of the Management Services Agreement, the parties shall submit the Management Services Agreement to the CRA for approval and the term of the Management Services Agreement shall commence on the first or sixteenth day of the month, whichever occurs first, following the written receipt of approval of the Management Services Agreement by the CRA and shall continue until the one (1) year anniversary thereof (the “Term”), which Term may be mutually extended by the parties, unless terminated earlier as set forth in the Management Services Agreement. Pursuant to the Management Services Agreement, Big Bhang will provide management and administrative services related to NMG MI as described in Exhibit A to the Management Services Agreement in exchange for a management fee equal to one hundred percent (100%) of gross revenues of the business of NMG MI, which “gross revenues” shall mean all income and monies generated from the sale of all goods, products, and/or services relating to the business.

In addition, during the Term of this Management Services Agreement, Big Bhang shall be granted full rights of management and control of the municipal and regulatory licenses, business, and the premises. NMG MI authorizes Big Bhang to take any and all actions, either directly or on behalf of NMG MI, which Big Bhang deems, in its reasonable discretion, to be necessary in furtherance of the business, to the extent that such actions comply with applicable laws. Big Bhang also shall have the right to change the trade or brand name of the business and/or premises during the Term, provided such change and name comply with applicable laws and are approved in advance by the CRA. Furthermore, except as otherwise provided in the Management Services Agreement, NMG MI covenants that it shall not, without the express prior approval of Big Bhang, take any action with respect to the operation of the business for which Big Bhang is authorized to take under the Management Services Agreement. In addition, Big Bhang shall assume all costs, obligations, liabilities, and expenditures of Licensee, which are incurred during the Term in connection with the services and the management and operation of NMG MI, the business, and the premise, and shall defend, indemnify, and hold harmless NMG MI from all costs, obligations, liabilities, and expenditures. During the Term, Big Bhang shall assume all risk of loss to NMG MI and/or the premise, and shall defend, indemnify, and hold harmless NMG MI from all risk of loss.

Big Bhang acknowledges and agrees that during the Term and thereafter, NMG MI shall retain all rights in the Intellectual Property (as defined in the Management Services Agreement). Any Intellectual Property that may be utilized by Big Bhang in connection with Big Bhang’s performance of the services under the Management Services Agreement will remain the property of NMG MI or third-party company, and Big Bhang shall have no rights or interests therein, except as may otherwise be expressly provided in any separate agreement between the parties. In the event that Big Bhang acquires any rights in the Intellectual Property, by operation of law, or otherwise, such rights shall be deemed and are hereby irrevocably assigned to NMG MI without further action by the parties. Big Bhang shall not, at any time during or after the Term of the Management Services Agreement dispute or contest, directly or indirectly, NMG MI’s right and title to the Intellectual Property or the validity thereof. Big Bhang agrees to execute any documents reasonably requested by NMG MI to affect any of the above provisions. Notwithstanding the foregoing, to extent it is required for Big Bhang to perform the services under the Management Services Agreement, NMG MI hereby grants Big Bhang a royalty-free, right and license to exploit and exercise all such Intellectual Property rights in support of Big Bhang’s exercise or exploitation of the services.

- 3 -

The foregoing description of the Management Services Agreement does not purport to be complete and is qualified in its entirety by the Management Services Agreement, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On April 18, 2023, the Company issued a news release to provide an update on construction progress of the new Body and Mind-branded dispensary in Markham, Illinois, as well as the divestment of the Company’s dispensary in Michigan, which is owned through the Company’s wholly owned subsidiary, DEP Nevada, Inc. (“DEP”).

“We are excited to receive our temporary occupancy permit for the Markham dispensary and are expecting to open our first Illinois dispensary within the next weeks”, stated Michael Mills, CEO of Body and Mind. “Our development team has completed the buildout of the new operation within tight timelines and budgets and our experienced managers and leaders from other Body and Mind operations have been integral to set up, hiring, marketing and standing up the new operation. We are looking forward to bringing our exceptional customer service, cannabis knowledge, and product selection to the Markham area. Our Markham dispensary, along with our other assets in Illinois and New Jersey, are the near-term future of this company and we are streamlining our organization to focus on the success of these projects. As part of that strategy, we have executed definitive documents to divest our Michigan Body and Mind dispensary to a third-party.”

Consideration for the Michigan divesture by way of a stock purchase agreement includes assumption of the dispensary’s long-term lease, purchase of inventory and a working capital-adjustment. Additionally, the third-party purchaser will manage the dispensary pursuant to a management agreement while the parties pursue approval of the change of control through Michigan regulatory authorities.

The Company has options to acquire the Body and Mind-branded dispensary in Markham, Illinois along with the other Illinois Body and Mind-branded dispensary pursuant to a convertible credit facility between DEP and each of NMG IL 1, LLC and NMG IL 4, LLC and membership interest purchase agreements between DEP and the members of NMG IL 1, LLC and NMG IL 4, LLC. The dispensaries are managed by the Company.

A copy of the news release is attached as Exhibit 99.1 hereto.

- 4 -

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Stock Purchase Agreement between Big Bhang Events, LLC, NMG MI 1, Inc. and DEP Nevada, Inc., dated April 14, 2023

10.2	Management Services Agreement between Big Bhang Events, LLC and NMG MI 1, Inc., dated April 14, 2023

99.1	News Release dated April 18, 2023

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

__________

- 5 -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: April 19, 2023	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

__________

- 6 -